UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2016

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) The certificate of incorporation of People’s United Financial, Inc. (the “Company”) has been amended effective April 21, 2016 in accordance with the information presented in the Company’s definitive proxy statement for the Company’s 2016 annual meeting of shareholders. A copy of the amendment will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 21, 2016.

(b) There were 310,737,640 shares of common stock entitled to vote at the Annual Meeting, of which 258,063,498 shares were present in person or by proxy. Shareholders voted on the following matters at the Annual Meeting:

1. Election of twelve directors. The results of the election of the twelve nominees for director are indicated below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John P. Barnes	202,987,184	4,799,429	50,276,885
Collin P. Baron	182,472,859	25,313,754	50,276,885
Kevin T. Bottomley	202,433,762	5,352,851	50,276,885
George P. Carter	193,883,969	13,902,644	50,276,885
William F. Cruger, Jr.	204,905,943	2,880,670	50,276,885
John K. Dwight	204,683,247	3,103,366	50,276,885
Jerry Franklin	202,019,152	5,767,461	50,276,885
Janet M. Hansen	203,629,849	4,156,764	50,276,885
Richard M. Hoyt	194,577,290	13,209,323	50,276,885
Nancy McAllister	197,353,429	10,433,184	50,276,885
Mark W. Richards	196,903,075	10,883,538	50,276,885
Kirk W. Walters	202,180,195	5,606,418	50,276,885

There were no abstentions with respect to the election of the twelve nominees for director.

2. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. The Company’s shareholders gave advisory approval of the compensation of the Company’s named executive officers. A total of 188,156,888 votes were cast for the proposal, 17,882,973 votes were cast against the proposal; and 1,746,752 shares abstained from voting on the proposal. There were 50,276,885 broker non-votes with respect to the proposal.

3. Vote on amendment of certificate of incorporation. Holders of a majority of the Company’s shares entitled to vote at the Annual Meeting voted to approve the amendment of the Company’s certificate of incorporation. A total of 204,600,078 votes were cast for the proposal; 2,190,774 votes were cast against the proposal; and 995,761 shares abstained from voting on the proposal. There were 50,276,885 broker non-votes with respect to the proposal.

4. Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2016. A total of 254,141,243 votes were cast for the proposal; 3,065,125 votes were cast against the proposal; and 857,130 shares abstained from voting on the proposal. There were no broker non-votes with respect to the proposal.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: April 22, 2016	By:	/s/ Eric J. Appellof (Signature)

	Name:	Eric J. Appellof
	Title:	Assistant Secretary

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